Goodwill	12 Months Ended
Dec. 31, 2019
21. Goodwill
Goodwill
21. GOODWILL

The change in goodwill for the year ended December 31 is due to the following:

millions of Canadian dollars	2019	2018
Balance, January 1	$6,313	$5,805
Additions	3	-
GBPC impairment charge	(30)	-
Classified as assets held for sale (1)	(148)	-
Change in foreign exchange rate	(303)	508
Balance, December 31	$5,835	$6,313
(1) On March 25, 2019, Emera announced the sale of Emera Maine. Emera Maine’s assets and liabilities are classified as held for sale. Refer to note 4 for further details.

Goodwill is subject to an annual assessment for impairment at the reporting unit level. The goodwill on Emera’s Balance Sheets at December 31, 2019, relates to TECO Energy, Emera Maine and GBPC. Emera’s reporting units with goodwill are Tampa Electric, PGS, New Mexico Gas, Emera Maine and GBPC.

In 2019, Emera elected to bypass a qualitative assessment and performed a quantitative impairment assessment for Tampa Electric, PGS and New Mexico Gas, respectively, using a combination of the income and market approach. The Company concluded that the fair value of the reporting units exceeded their respective carrying values and, as such, no impairment charges were recognized.

Goodwill on Emera’s Consolidated Balance Sheets at December 31, 2018, included $104 million related to GBPC. In 2019, Emera elected to bypass a qualitative assessment and performed a quantitative impairment assessment for GBPC using an income approach. This assessment concluded that the fair value of the reporting unit was below its carrying value, including goodwill. Certain assumptions used in determining the fair value of the reporting unit in the 2019 impairment test changed from those used in prior years, including a decrease in expected future cash flows due to the impacts of Hurricane Dorian storm recovery and changes in the anticipated long term regulated capital structure of GBPC.

As a result, Emera recognized an impairment charge of $30 million in 2019 based on the excess of GBPC’s carrying amount over its fair value. This non-cash charge is included in “GBPC impairment charge” in the Consolidated Statements of Income. $70 million in goodwill continues to be related to GBPC as at December 31, 2019.